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                 Exhibit 23.1 - Consent of Independent Auditors

We hereby consent to incorporation by reference in the 2001 annual report of Fulton Financial Corporation and Form 10-K, of our report included herein.


/s/ Stambaugh Ness, PC
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York, Pennsylvania
March 29, 2002